AB VARIABLE PRODUCTS SERIES FUND, INC.

-Large Cap Growth Portfolio

-Growth and Income Portfolio

-Sustainable International Thematic Portfolio

(formerly, International Growth Portfolio)

-Sustainable Global Thematic Portfolio

(formerly, Global Thematic Growth Portfolio)

-Small Cap Growth Portfolio

-International Value Portfolio

-Small/Mid Cap Value Portfolio

-Balanced Hedged Allocation Portfolio

(formerly, Balanced Wealth Strategy Portfolio)

-Dynamic Asset Allocation Portfolio

-Global Risk Allocation—Moderate Portfolio

(each, a “Portfolio”)

Supplement dated June 6, 2022 to each Portfolio’s Prospectuses dated May 1, 2022.

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The following replaces the first sentence of the second paragraph in the section “Additional Information About the Portfolio’s Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectuses:

The Portfolio may invest and has invested from time to time in investment companies other than ETFs, including AB Mutual Funds, as permitted by the 1940 Act, and the rules and regulations or exemptive orders thereunder.

Dynamic Asset Allocation Portfolio

The following is added as the third and fourth paragraphs in the section “Additional Information About the Portfolio’s Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies” in the Prospectuses:

The Portfolio invests in other AB Mutual Funds, including the AB All Market Real Return Portfolio. A brief description of the AB All Market Real Return Portfolio follows. Additional details are available in the AB All Market Real Return Portfolio’s prospectus and SAI. You may request a free copy of the prospectus and/or SAI of the AB All Market Real Return Portfolio by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: For Literature:	(800) 221-5672 (800) 227-4618

The AB All Market Real Return Portfolio has an investment objective of maximizing real return over inflation. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities, or TIPS, and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies; securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

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